UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2024
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building Two
Parkmore Business Park West
Galway, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
0.250% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
2.625% Senior Notes due 2025	MDT/25B	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
3.650% Senior Notes due 2029	MDT/29	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
3.875% Senior Notes due 2036	MDT/36	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
4.150% Senior Notes due 2043	MDT/43A	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange
4.150% Senior Notes due 2053	MDT/53	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On October 17, 2024, the Company held its 2024 Annual General Meeting of Shareholders in order to: (1) elect, by separate resolutions, ten directors, each to hold office until the 2025 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2025 and authorize, in a binding vote, the Company’s Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration; (3) approve, in a non-binding advisory vote, named executive officer compensation; (4) renew the Board’s authority to issue shares; (5) renew the Board’s authority to opt out of pre-emption rights; and (6) authorize the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.
At the close of business on August 23, 2024, the record date of the Annual General Meeting, 1,282,467,348 Company ordinary shares were outstanding and entitled to vote. The holders of a total of 1,118,364,589 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.
The final voting results and the votes used to determine the results for each proposal are set forth below:
1. The shareholders elected each of the ten nominees to the Board of Directors, to hold office until the 2025 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Craig Arnold	952,980,300	45,113,878	1,927,552	118,342,859
Scott C. Donnelly	964,223,711	34,734,436	1,063,583	118,342,859
Lidia L. Fonseca	983,895,789	15,081,990	1,043,951	118,342,859
Andrea J. Goldsmith, Ph.D.	994,796,259	4,135,950	1,089,521	118,342,859
Randall J. Hogan, III	992,550,812	6,398,816	1,072,102	118,342,859
Gregory P. Lewis	985,323,082	13,626,512	1,072,136	118,342,859
Kevin E. Lofton	990,923,667	8,030,691	1,067,372	118,342,859
Geoffrey S. Martha	943,041,061	53,318,321	3,662,348	118,342,859
Elizabeth G. Nabel, M.D.	966,622,750	32,366,858	1,032,122	118,342,859
Kendall J. Powell	906,406,435	91,375,803	2,239,492	118,342,859
2. The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as Medtronic’s independent auditor for fiscal year 2025 and to authorize, in a binding vote, the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

FOR	AGAINST	ABSTAIN
1,008,653,733	107,729,791	1,981,065
3. The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
924,541,222	70,301,925	5,178,583	118,342,859
4. The shareholders approved renewal of the Board’s authority to issue shares.

FOR	AGAINST	ABSTAIN
1,094,709,167	17,315,138	6,340,284

5. The shareholders approved renewal of the Board’s authority to opt out of pre-emption rights.

FOR	AGAINST	ABSTAIN
1,042,690,218	68,667,595	7,006,776
6. The shareholders approved authorization of the Company and any subsidiary of the Company to make overseas market purchases of Medtronic ordinary shares.

FOR	AGAINST	ABSTAIN
1,086,792,639	27,683,267	3,888,683

Item 9.01.	Exhibits.
(d) List of Exhibit

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

	By	/s/ Ivan K. Fong
Date: October 21, 2024		Ivan K. Fong
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).